Exhibit 10.5

EXECUTION COPY

AMENDMENT AND WAIVER NO. 1

TO

ABL CREDIT AGREEMENT

This AMENDMENT AND WAIVER NO. 1 to the ABL CREDIT AGREEMENT (as defined below), dated as of October 3, 2007 (this “Amendment and Waiver”), is entered into among HD SUPPLY, INC., a Delaware corporation (as successor by merger to HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation) (the “Parent Borrower”), the other Borrowers party hereto, MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as administrative agent (the “Administrative Agent”) and collateral agent for the lenders party hereto (the “Lenders”), and MERRILL LYNCH CAPITAL CANADA INC., as Canadian administrative agent (the “Canadian Agent”) and Canadian collateral agent for the Lenders, and amends the ABL Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, the ABL Credit Agreement dated as of August 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”) was entered into among the Parent Borrower, the several lenders party thereto, the Administrative Agent, the Canadian Agent, JPMORGAN CHASE BANK, N.A., as Issuing Lender, LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents and joined by certain other Borrowers pursuant to that certain ABL Joinder Agreement dated as of August 30, 2007 among the Parent Borrower, and the Borrowers signatory hereto and consented to by the other Loan Parties, the Administrative Agent and the Canadian Agent;

WHEREAS, the Parent Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the ABL Credit Agreement as described below in Section One;

WHEREAS, Section 11.1 of the ABL Credit Agreement provides that the ABL Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE       Amendments and Waivers.

1.  A new Section 7.1(e) shall be added to the ABL Credit Agreement which shall state:

“(e)      Extension of Delivery Date under Subsection 7.1(b). Solely with respect to the fiscal quarter of the Parent Borrower ended July 29, 2007, the Required Lenders agree to extend the delivery date for the items required under subsection 7.1(b), together with all other documents and certificates required to be delivered under the ABL Credit

Agreement concurrently with such items (including the documents and certificates referred to in subsections 7.1(c) and (d) and subsection 7.2(b)) to October 29, 2007. The Parent Borrower agrees to deliver to the Administrative Agents and the Lenders the financial statements required under Subsection 7.1(b), together with such other documents and certificates referred to in the preceding sentence, no later than to October 29, 2007, and the Parent Borrower acknowledges and agrees that the failure to deliver any of such financial statements, documents or certificates on or before October 29, 2007 shall, notwithstanding anything else contained herein (including any grace period specified in Section 9), constitute an immediate Event of Default. So long as there shall be no failure to comply with the immediately preceding sentence, any Default or Event of Default which arises solely due to the non-delivery of such financial statements under subsection 7.1(b) with respect to the fiscal quarter of the Parent Borrower ended July 29, 2007 or any of such related documents and certificates is hereby waived.”

2.  Section 8.5(d) shall be amended by deleting the reference therein to “Credit Extension” and replacing it with “Extension of Credit”.

SECTION TWO          Conditions to Effectiveness.  This Amendment and Waiver shall become effective when the Administrative Agent and the Canadian Agent shall have received (i) counterparts of this Amendment and Waiver executed by each of the Borrowers and (ii) a counterpart of this Amendment and Waiver signed on behalf of a number of Lenders sufficient to constitute the Required Lenders. The effectiveness of this Amendment and Waiver (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE       Representations and Warranties.  In order to induce the Lenders party hereto to enter into this Amendment and Waiver, the Parent Borrower represents and warrants to each of the Lenders that both before and after giving effect to this Amendment and Waiver: (a) no Default or Event of Default has occurred and is continuing (other than any Default or Event of Default waived by this Amendment and Waiver) and (b) all of the representations and warranties in the ABL Credit Agreement are true and complete in all material respects (except to the extent qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects and except to the extent otherwise waived by this Amendment and Waiver) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION FOUR         Reference to and Effect on the ABL Credit Agreement.  On and after giving effect to this Amendment and Waiver, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement, and each reference in each of the Loan Documents to “the ABL Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the ABL Credit Agreement, shall mean and be a reference to the ABL Credit Agreement as amended by this Amendment and Waiver. The ABL Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and

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effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE          Costs and Expenses.  Each of the Borrowers jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Canadian Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION SIX            Execution in Counterparts.  This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

SECTION SEVEN      Governing Law.  THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

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HD SUPPLY, INC.,
as Parent Borrower

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[ABL Amendment and Waiver No. 1]

HD SUPPLY CANADA, INC.,
as Borrower

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

SOUTHWEST STAINLESS, L.P., as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY ELECTRICAL, LTD., as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY UTILITIES, LTD., as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[ABL Amendment and Waiver No. 1]

HD SUPPLY FACILITIES MAINTENANCE, LTD.,
as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY PLUMBING/HVAC, LTD., as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY CONSTRUCTION SUPPLY, LTD., as Borrower

By:	HD Supply GP & Management, Inc., its
general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[ABL Amendment and Waiver No. 1]

HD SUPPLY WATERWORKS, LTD.,
as Borrower

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[ABL Amendment and Waiver No. 1]

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Administrative Agent, U.S. ABL Collateral Agent and Lender

By:	/s/ Brian P. McDonald
Name: Brian P. McDonald
Title: Director

[ABL Amendment and Waiver No. 1]

MERRILL LYNCH CAPITAL CANADA, INC., as Canadian Agent, Canadian Collateral Agent and Lender

By:	/s/ Jacquie Alexander
Name: Jacquie Alexander
Title: Authorized Signatory

[ABL Amendment and Waiver No. 1]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Peter B. York
Name: Peter B. York
Title: Senior Vice President

[ABL Amendment and Waiver No. 1]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Lender

By:	/s/ Drew McDonald
Name: Drew McDonald
Title: Executive Director

[ABL Amendment and Waiver No. 1]

LEHMAN BROTHERS COMMERCIAL PAPER, INC., as Lender

By:	/s/ Frank P. Turner
Name: Frank P. Turner
Title: Vice President

[ABL Amendment and Waiver No. 1]